UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) : June 12, 2020

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-37538	47-4456296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 1150, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.0001 par value per share	FCPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 12, 2020, Four Corners Property Trust, Inc. (“the Company”) held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2020 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:
Proposal One: Election of Directors
The Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2021 and until their respective successors are elected and qualified.

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non- Votes
William H. Lenehan	59,855,957	456,232	63,657	4,539,638
Douglas B. Hansen	58,732,569	1,579,378	63,899	4,539,638
John S. Moody	59,782,832	529,227	63,787	4,539,638
Marran H. Ogilvie	58,220,653	2,096,637	58,556	4,539,638
Paul E. Szurek	58,729,245	1,583,271	63,330	4,539,638
Charles L. Jemley	58,724,659	1,584,152	67,035	4,539,638
Eric S. Hirschhorn	59,850,045	461,911	63,890	4,539,638
Proposal Two: Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes Cast For	Votes Cast Against	Abstentions
64,768,311	42,948	104,225
Proposal Three: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers
The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
59,543,256	687,976	144,614	4,539,638

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ JAMES L. BRAT
James L. Brat Chief Transaction Officer, General Counsel and Secretary
Date: June 12, 2020